UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ZIONS BANCORPORATION

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Exercise Your Right to Vote Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 25, 2012 ZIONS BANCORPORATION Meeting Information Meeting Type: Annual Meeting For holders as of: March21, 2012 Date: May 25, 2012 Time: 1:00PM MDT Location: Zions Bank Building Founders Room, 18th Floor One South Main Street Salt Lake City, UT 84133 ZIONS BANCORPORATION ONE SOUTH MAIN STREET, 15TH FLOOR SATLAKE CITY, UT 84133-1109 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1 OF 2 12 15 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. BARCODE Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # 0000135928_1 R1.0.0.11699

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Form 10-K 2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 13, 2012 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Internal Use Only

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Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

1a. Jerry C. Atkin

1b. R. D. Cash

1c. Patricia Frobes

1d. J. David Heaney

1e. Roger B. Porter

1f. Stephen D. Quinn

1g. Harris H. Simmons

1h. L.E. Simmons

1i. Shelley Thomas Williams

1j. Steven C. Wheelwright

3 Approval, on a nonbinding advisory basis, of the compensation paid to the company’s executive officers named in the proxy statement with respect to the fiscal year ended December 31, 2011.

4 Approval of amendments to the Company’s Amended and Restated 2005 Stock Option and Incentive Plan.

5 Approval of the Company’s 2012

Management Incentive Compensation Plan.

The Board of Directors recommends you vote AGAINST the following SHAREHOLDER proposal:

6 That the Board of Directors adopt a policy to review and determine whether to seek recoupment of bonuses and other incentive compensation.

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

2 Ratification of the appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm to audit the Company’s financial statements for the current fiscal year.

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Reserved for Broadridge Internal Control Information

NAME

THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

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